Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies
Commitments and Contingencies

19. Commitments and Contingencies

Operating lease commitments include the commitments under the lease agreements for the Company’s office premises. The Company leases its office facilities under non-cancelable operating leases with various expiration dates through 2022. For the years ended December 31, 2014, 2015, and 2016, rental expense was $27.3 million, $28.3 million and $24.5 million, respectively. Based on the current rental lease agreements, future minimum rental payments required as of December 31, 2016 were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Operating leases commitments	$33,229	$9,110	$13,522	$10,506	$91

Purchase commitments mainly include minimum commitments for Internet connection, content and services related to website operation, and marketing activities.  Capital commitment was primarily related to commitments on construction of office building. The Company entered into an agreement to construct a new office building in Zhongguancun Software Park, Haidian District, Beijing, which was already completed in July 2016. As of December 31, 2016, $20.0 million of the remaining payable related to the construction was already included in accounts payable of the balance sheet, which is expected to be paid in 2017.

Purchase commitments as of December 31, 2016 were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Purchase commitments	$295,112	$241,021	$53,836	$255	$—
Capital commitments	$22,396	$22,396	$—	$—	$—

Other commitment represents future maximum commitment relating to the principal amount and interests in connection with a) the issuance of $153 million in aggregate principle amount of 1.00% coupon interest convertible senior notes, which will mature on December 1, 2018; b) $33 million of short-term bank loans c) an RMB loan equivalent to $21 million from a third party with 3.00% annual interest rate due in October 2017; and d) commitment on equity investment. Other commitments as of December 31, 2016  were as follows:

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(In thousands)
Convertible debt	$156,154	$1,531	$154,623	$—	$—
Short-term bank loans	33,152	33,152	—	—	—
Loan from a third party	20,355	20,355	—	—	—
Equity investments	33,991	33,991	—	—	—

Total other commitments	$243,652	$89,029	$154,623	$—	$—

There are uncertainties regarding the legal basis of the Company’s ability to operate an Internet business and telecommunication value-added services in China as of December 31, 2016. Although China has implemented a wide range of market-oriented economic reforms, the telecommunication, information and media industries remain highly regulated. Not only are such restrictions currently in place, but in addition regulations are unclear as to in which specific segments of these industries companies with foreign investors, including the Company, may operate. Therefore, the Company might be required to limit the scope of its operations in China, and this could have a material adverse effect on its financial position, results of operations and cash flows.

As of December 31, 2016, there are no claims, lawsuits, investigations and proceedings, including unasserted claims that are probable to be assessed, that have in the recent past had, or to the Company’s knowledge, are reasonably possible to have, a material effect on the Company’s financial position, results of operations or cash flows.